Exhibit 99.1

Calyxt, Inc. Announces its Filing of Registration Statement on Form S-4 in Connection with Merger with Cibus Global LLC

ROSEVILLE, Minn. and SAN DIEGO– Feb. 15, 2023 /PRNewswire/ — Calyxt, Inc. (Nasdaq: CLXT), a plant-based synthetic biology company, and Cibus, a leader in precision gene editing in agriculture, today announced that Calyxt has filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) on February 14, 2023. The combined company is expected to be renamed Cibus, Inc. and remain listed on the Nasdaq Capital Market under the proposed ticker symbol CBUS.

The Registration Statement contains a preliminary proxy statement / prospectus in connection with the previously announced merger of Calyxt and Cibus. Although the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Calyxt and the proposed transactions.

The entering into a definitive merger agreement was announced on January 17, 2023. The merger is expected to close in the second quarter of 2023, subject to customary closing conditions, including approval of the merger by the shareholders of Calyxt.

About Calyxt

Calyxt (Nasdaq: CLXT) is a plant-based synthetic biology company. Calyxt leverages its proprietary PlantSpring™ technology platform and Plant Cell Matrix™ biomass to engineer plant metabolism to produce innovative high value plant-based chemistries for use in customers’ materials and products. As plant-based solutions, Calyxt’s synthetic biology products can be used in helping customers meet their sustainability targets and financial goals. Calyxt’s diversified offerings are primarily delivered through its proprietary BioFactory™ production system. For more information, visit www.calyxt.com.

About Cibus

Cibus® is a leading agricultural technology company that develops, and licenses gene edited plant traits to seed companies. Its traits enable farmers to manage productivity and sustainability challenges such as diseases, pests, weeds, fertilizer use and climate change. Cibus’ goal is to use its trait technology to create a new generation of crops that are more adaptable to their environment and have increased yields while requiring less chemicals. Cibus’ patented RTDS® technology platform has enabled agriculture’s first standardized end-to-end gene editing trait prototype and production system: the Trait Machine™. The Trait Machine represents a technological breakthrough in plant breeding that broadens the range and scale of possible trait solutions that makes more diverse germplasm accessible, materially shortens trait breeding timelines, and shortens the time to market traits. Cibus’ technologies and traits are accelerating agriculture’s jump to a climate smart, more sustainable crop production system and the industry’s move to sustainable low-carbon ingredients. For more information, visit www.cibus.com.

Cautionary Statement Regarding Forward-Looking Statements

The information included in this press release include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the transactions, the ability of the parties to the merger agreement to consummate the transactions, the benefits of the transactions, Calyxt’s future financial performance (including its liquidity and capital resources and cash runway), the combined company’s future performance following the transactions, and the potential for global regulatory developments, as well as Calyxt’s, Cibus’s and the combined company’s respective strategies, future operations, financial positions, prospects and plans as well as the objectives of management are forward-looking statements. Words such as “expects,” “continues,” “may,” “will,” “approximately,” “intends,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on the current expectations and assumptions of Cibus’s and Calyxt’s management about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Calyxt and Cibus. These risks include, but are not limited to, (i) the risk that the conditions to the closing of the proposed Transactions are not satisfied, including the failure to obtain stockholder approval of matters related to the proposed Transactions in a timely manner or at all, (ii) uncertainties as to the timing of the consummation of the proposed Transactions, (iii) risks related to Calyxt’s capital resources and the ability of Calyxt and Cibus, respectively, to correctly estimate and manage their respective operating expenses and expenses associated with the proposed Transactions, (iv) risks related to Calyxt’s continued listing on the Nasdaq Capital Market until closing of the proposed Transactions, (v) risks associated with the possible failure to realize certain anticipated benefits of the proposed Transactions, including with respect to future financial and operating results; (vi) uncertainties regarding the impact that any delay in the Closing would have on the anticipated cash resources of the combined company upon Closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (vii) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (viii) the possible effect of the announcement, pendency or completion of the Merger on Calyxt’s or Cibus’s business relationships, operating results and business generally; (ix) risks related to unexpected costs related to the Merger; (x) the potential for, and uncertainty associated with the outcome of, any legal proceedings that may be instituted against Calyxt or

Cibus or any of their respective directors or officers related to the Merger Agreement or the Transactions; (xi) risks associated with the ability of Calyxt and Cibus to protect their respective intellectual property rights; (xii) the potential impact of competitive responses to the proposed Transactions and changes in expected or existing competition; (xiii) the possibility that Calyxt, Cibus or the combined company may be adversely affected by other economic, business, or competitive factors; (xiv) risks associated with the loss of key employees of Calyxt or Cibus; (xv) risks associated with changes in applicable laws or regulations and the potential impact of such changes on Calyxt’s, Cibus’s or the combined company’s ability to advance product development and commercialization; and (xvi) other risks and uncertainties identified from time to time in documents filed or to be filed with the SEC by Calyxt or the combined company, including those discussed in the “Risk Factors” section of Calyxt’s Annual Report on Form 10-K, which was filed with the SEC on March 3, 2022, and Quarterly Reports on Form 10-Q, which were filed with the SEC on August 4, 2022 and November 3, 2022, respectively. Should one or more of the risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. In addition, the forward-looking statements included in this press release represent Calyxt’s and Cibus’s views as of the date hereof. Calyxt and Cibus anticipate that subsequent events and developments will cause the respective company’s views to change. Calyxt and Cibus specifically disclaim any obligation to update such forward-looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Calyxt’s or Cibus’s views as of any date subsequent to the date hereof.

Important Additional Information

In connection with the proposed transactions, Calyxt has filed materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 (the “Form S-4”), which includes a proxy statement of Calyxt for the stockholders of Calyxt and that will serve as a prospectus of Calyxt and an information statement of Cibus, and other documents relating to the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS, INCLUDING THE FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CALYXT, CIBUS AND THE PROPOSED TRANSACTIONS. After the Form S-4 is declared effective, the definitive proxy statement included in the Form S-4 will be mailed to Calyxt stockholders as of a record date to be established for voting on the matters to be considered at the Calyxt special meeting of stockholders being held in connection with the Transactions. The Form S-4, the proxy statement/prospectus included therein, and other materials filed by Calyxt with the SEC may be obtained free of charge from the SEC’s website (www.sec.gov) or from Calyxt by directing a request to: Calyxt, Inc., 2800 Mount Ridge Road, Roseville, MN 55113.

Participants in the Solicitation

Calyxt, Cibus and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies with respect to the proposed Transactions under the rules of the SEC. Information about the directors and executive officers of Calyxt is set forth in Calyxt’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 3, 2022, and its definitive proxy statement for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 19, 2022.

Other information regarding persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation and a description of their interests in the transaction, by security holdings or otherwise, are included in the proxy statement/prospectus included in the Form S-4 and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Calyxt or the SEC’s website, as indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Calyxt, Cibus or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made in the United States except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, a public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone or internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Contacts

For Calyxt:

Bill Koschak

investors@calyxt.com

651-425-1754

For Cibus:

Investor Relations:

Karen Troeber

ktroeber@cibus.com

858-450-2636

Media Relations:

Colin Sanford

colin@bioscribe.com

203-918-4347

Chris Tutino

ctutino@cibus.com

919-356-9163